SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 11/25/2000
                        (Date of earliest event reported)


               Countrywide Securities Corporation Resecuritization
                             Mortgage Trust 2000-7R
        (Exact name of registrant as specified in governing instruments)



                                    DE
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two Avenue De Lafayette, 6th Floor
                                Boston, MA 02111
              (Address of Principal Executive Offices) (Zip Code)

                                 (617)-662-1156
              (Registrant's telephone number, including area code)


                        Commission File Number 333-72655

                 95-4596514 (I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

               Countrywide Securities Corporation Resecuritization
                             Mortgage Trust 2000-7R
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

               Countrywide Securities Corporation Resecuritization
                             Mortgage Trust 2000-7R


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Countrywide Securities Corporation Resecuritization
                             Mortgage Trust 2000-7R
                                  (Registrant)

Date:  11/25/2000

  By:
  Name Clare O'Brien
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee




Countrywide Securities Corporation Resecuritization
Mortgage Trust 2000-7R

Report to Certificateholders for Payment Date:              November 25, 2000
Payment Summary

Payment Summary
                             Pass-Through   Interest     Original           Beginning
Class       Cusip            rate           Type         Balance            Balance
A-1         12669BWW8        0.06500        Fixed        50,000,000.00      50,000,000.00
A-2         12669BWX6        0.06500        Fixed        50,500,000.00      50,500,000.00
A-3         12669BWY4        0.06500        Fixed        42,476,000.00      42,476,000.00
A-4         12669BWZ1        0.06500        Fixed        21,887,655.20      21,887,655.20
A-5         12669BXA5        0.06500        Fixed        86,813,000.00      86,813,000.00
A-R         12669BXB3        0.06500        Residual     100.00             100.00
                                            Totals:      251,676,755.20     251,676,755.20








Principal          Interest           Total               Ending
Paid               Paid               Paid                Balance
568,421.61         270,833.33         839,254.94          49,431,578.39
457,647.61         273,541.67         731,189.28          50,042,352.39
0.00               230,078.33         230,078.33          42,476,000.00
0.00               0.00               0.00                22,006,213.33
886,331.33         470,237.08         1,356,568.41        85,926,668.67
100.00             0.54               100.54              0.00
1,912,500.55       1,244,690.95       3,157,191.50        249,882,812.78








Distributions per Certificate
        Beginning       Principal         Interest  Total   Ending
Class   Factor          Distribution      Distribution      Factor
A-1     1.000000000     11.3684322        5.4166666000      0.9886315678
A-2     1.000000000     9.0623289         5.4166667327      0.9909376711
A-3     1.000000000     0.0000000         5.4166665882      1.0000000000
A-4     1.000000000     0.0000000         0.0000000000      1.0054166666
A-5     1.000000000     10.2096613        5.4166666283      0.9897903387
A-R     1.000000000     100.0000000       0.5400000000      0.0000000000




Principal Detail
          Beginning           Principal       Principal      Accrual            Excess            Trust Fund
Class     Balance             Distribution    Shortfalls     Amount             Bankruptcy Loss   Expense
A-1       50,000,000.00       568,421.61      0.00           0.00               0.00              0.00
A-2       50,500,000.00       457,647.61      0.00           0.00               0.00              0.00
A-3       42,476,000.00       0.00            0.00           0.00               0.00              0.00
A-4       21,887,655.20       0.00            0.00           118,558.13         0.00              0.00
A-5       86,813,000.00       886,331.33      0.00           0.00               0.00              0.00
A-R       100.00              100.00          0.00           0.00               0.00              0.00
Totals:   251,676,755.20      1,912,500.55    0.00           118,558.13         0.00              0.00



Total Principal      Ending              Cumulative
Distribution Amount  Balance             Realized Losses
568,421.61           49,431,578.39       0.00
457,647.61           50,042,352.39       0.00
0.00                 42,476,000.00       0.00
0.00                 22,006,213.33       0.00
886,331.33           85,926,668.67       0.00
100.00               0.00                0.00
1,912,500.55         249,882,812.78      0.00

Interest Detail
          Accrued         Deferred     Interest    Current Int   Prepayment  Additional    Total Interest      Cumulative Unpaid
Class     Cert Interest   Interest     Shortfall   Shortfalls    Premiums    Adjustments   Distr. Amount       Interest Shortfall
A-1       270,833.33      0.00         0.00        0.00          0.00        0.00          270,833.33          0.00
A-2       273,541.67      0.00         0.00        0.00          0.00        0.00          273,541.67          0.00
A-3       230,078.33      0.00         0.00        0.00          0.00        0.00          230,078.33          0.00
A-4       118,558.13      0.00         0.00        0.00          0.00        0.00          0.00                0.00
A-5       470,237.08      0.00         0.00        0.00          0.00        0.00          470,237.08          0.00
A-R       0.54            0.00         0.00        0.00          0.00        0.00          0.54                0.00
Totals:   1,363,249.08    0.00         0.00        0.00          0.00        0.00          1,244,690.95        0.00

